Offerings - Offering: 1	Oct. 23, 2024
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Equity
Security Class Title	Class A common stock, $0.01 par value per share
Fee Rate	0.01531%
Offering Note	An unspecified number of shares of Class A common stock is being registered as may from time to time be offered at unspecified prices. Includes rights to acquire shares of Class A common stock under any shareholder rights plan then in effect, if applicable under the terms of such plan. Separate consideration may or may not be received for shares of Class A common stock that are issued on exercise, conversion or exchange of other securities. In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended, the registrant is deferring payment of all registration fees and will pay the registration fees subsequently in advance or on a "pay-as-you-go" basis.